Investor Presentation October 27-28, 2008 Exhibit 99.1

This presentation contains forward looking statements concerning Valley’s future business outlook, financial condition and operating results.
Generally, the words "will," "may," "should," "continue," "believes," "expects," "anticipates" or similar expressions identify forward looking statements.
Readers are advised not to place undue reliance on these forward looking statements as they are influenced by certain risk factors and unpredictable events. Factors that could cause actual results to differ materially from those predicted by the forward looking statements include among others:
unanticipated changes in the financial markets and the resulting effects on financial instruments in Valley’s investment portfolio;
unanticipated changes in the direction of interest rates;
volatility in earnings due to certain financial assets and liabilities held at fair value;
the occurrence of an other-than-temporary impairment to investment securities classified as available for sale or held to maturity;
stronger competition from banks, other financial institutions and other companies;
changes in loan, investment and mortgage prepayment assumptions;
insufficient allowance for credit losses;
a higher level of net loan charge-offs and delinquencies than anticipated;
a decline in the economy in Valley’s primary market areas, mainly in New Jersey and New York;
changes in relationships with major customers;
changes in effective income tax rates;
higher or lower cash flow levels than anticipated;
unanticipated difficulties relating to the systems integration of Greater Community Bancorp (“Greater Community”);
the inability to realize expected cost savings and synergies from the acquisition of Greater Community in the amounts and timeframe anticipated;
material adverse changes in Valley’s operations or earnings;
the inability to retain Greater Community’s customers or employees;
inability to hire or retain qualified employees;
a decline in the levels of deposits or loss of alternate funding sources;
a decrease in loan origination volume;
a change in legal and regulatory barriers including issues related to compliance with anti-money laundering (“AML”) and bank secrecy act (“BSA”) laws;
adoption, interpretation and implementation of new or pre-existing accounting pronouncements;
the development of new tax strategies or the disallowance of prior tax strategies;
operational risks, including the risk of fraud by employees or outsiders and unanticipated litigation pertaining to Valley’s fiduciary responsibility; and
the inability to successfully implement new lines of business or new products and services.
NOTE:  Valley disclaims any obligation to update or revise forward looking statements for any reason.
Information For Investors And Shareholders

Overview of Valley National Bancorp
81 Years - Commercial Bank
Management Longevity/Ownership
Office of the Chairman – total of 146 years, 24.3 years on average
Big Bank – Act Like Small Privately Owned Company
Marketplace
Sound Asset Quality
Strong Financial Performance
Consistent Shareholder Returns

Historical Performance
*  Per share data reflects the 5% common stock dividend issued on May 23, 2008.
** Includes $10.4 million after-tax, or $0.08 per share, other-than-temporary impairment charge on government-sponsored investment grade perpetual callable preferred securities.
Historical Financial Data (1987-2007)*
(Dollars in millions, except for share data)
  Diluted
Year Total   Net   Earnings Stock Splits
End Assets   Income   Per Share and Dividends
2007 $12,749 $153.2 ** $1.21 1.25% 16.43% $ 0.79 5/07 - 5% Stock Dividend
2006 12,395 163.7 1.27 1.33 17.24 0.77 5/06 - 5% Stock Dividend
2005 12,436 163.4 1.29 1.39 19.17 0.75 5/05 - 5% Stock Dividend
2004 10,763 154.4 1.28 1.51 22.77 0.73 5/04 - 5% Stock Dividend
2003 9,873 153.4 1.27 1.63 24.21 0.70 5/03 - 5% Stock Dividend
2002 9,148 154.6 1.23 1.78 23.59 0.66 5/02 - 5:4 Stock Split
2001 8,590 135.2 1.03 1.68 19.70 0.62 5/01 - 5% Stock Dividend
2000 6,426 106.8 0.99 1.72 20.28 0.58 5/00 - 5% Stock Dividend
1999 6,360 106.3 0.94 1.75 18.35 0.55 5/99 - 5% Stock Dividend
1998 5,541 97.3 0.90 1.82 18.47 0.50 5/98 - 5:4 Stock Split
1997 5,091 85.0 0.82 1.67 18.88 0.43 5/97 - 5% Stock Dividend
1996 4,687 67.5 0.72 1.47 17.23 0.39 5/96 - 5% Stock Dividend
1995 4,586 62.6 0.66 1.40 16.60 0.38 5/95 - 5% Stock Dividend
1994 3,744 59.0 0.73 1.60 20.03 0.36 5/94 - 10% Stock Dividend
1993 3,605 56.4 0.71 1.62 21.42 0.28 4/93 - 5:4 Stock Split
1992 3,357 43.4 0.55 1.36 19.17 0.25 4/92 - 3:2 Stock Split
1991 3,055 31.7 0.41 1.29 15.40 0.24
1990 2,149 28.6 0.37 1.44 14.54 0.24
1989 1,975 36.0 0.46 1.92 19.93 0.23
1988 1,835 34.2 0.44 2.00 20.96 0.20 7/88 - 3:2 Stock Split
1987 1,663 32.1 0.42 2.02 22.95 0.20
Return on
Average
Assets
Return on
Average
Equity
Dividends
Per Share

Valley’s 3Q 2008 Highlights
Greater Community Bank Acquisition
Overview
Commercial bank with nearly $1.0 billion in total assets and 16 branches
Well-run financial institution - credit quality, loan underwriting standards and no exposure to sub-prime
Added over 450 new commercial customer relationships to Valley
$114 Million in new Goodwill
Deal Expectations
Over 30% of non-interest expense cost saves
Accretive to EPS by the beginning of 2009
Other Events
Fannie Mae and Freddie Mac OTTI of $70.9 Million (pre-tax): still earned $3.6 million net after tax
Core adjusted after tax Net Income of $47.7 Million and diluted E.P.S of $0.35
Net interest margin increase of 16 bps to 3.64%
Continued strong credit quality
9% annualized organic loan growth exclusive of Greater Community
Potential opportunities with TARP Capital Purchase Program

Current Environment
Market Place
Dislocation and uncertainty for many, resulting in new
customers
Economic slowdown resulting in decreased auto loan and
residential mortgage organic originations
Increased FDIC deposit insurance
Valley’s Earning Opportunities
Increased Net Interest Income due to expanding margins
New commercial relationships
Credit Quality
Low net charge-offs
Few non-performing assets

7 Valley’s Current Objectives Maintain a quality balance sheet Manage balance sheet, not be managed by balance sheet growth Continue to produce strong operating results Minimize earnings volatility

Credit Culture
Focus on loan quality and profitability over growth
Abstained from exotic residential mortgage structures
and other volatile products, including sub-prime
loans, option ARMs and high loan to value home
equity and residential loans personal guarantees on
most commercial loans
Strong borrower moral character
Borrower experience in similar type projects
Low loan to value ratios
Strong customer FICO score
Loan decisions not driven by yield but rather by loan
quality

Loan Quality  2003- 9/30/2008
0.36%
0.11%
0.44%
0.11%
0.32%
0.05%
0.33%
0.12%
0.36%
0.14%
0.30%
0.19%
0.00%
0.50%
1.00%
1.50%
2.00%
2003 2004 2005 2006 2007 9/30/2008
Non-Performing Loans to Total Loans Net Charge-offs to Average Loans annualized

10 Net Charge-offs to Average Loans 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% Valley FDIC Insured Commercial Banks Total Loan Portfolio Source – FDIC Recession

Net Charge-offs to Average Loans*
2003 – 2008 YTD**
(Average)
*Source - SNL Financial
** Valley as of 9/30/08 and Peer Group as of 6/30/08
0.12%
0.26%
0.37%
1.07%
0.00%
0.15%
0.00%
0.26%
0.22%
0.43%
0.00%
0.13%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
Total Loans Consumer Home Equity Construction &
Development
Commercial 1-4 Family
Valley Peer Group
Peer group consists of banks with total assets between $3 billion and $50 billion

12 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% Residential Mortgages Home Equity Commercial Mortgages Commercial Loans* 30 Day + Delinquency Trend * Excludes SBA Loans

Residential Mtg. Customer Profile
746 Current FICO Score
44% Current Mark to Market Loan to Value
59% Original Loan to Value
Residential
Customer
1
Valley customer profile reflects a portfolio review conducted by an independent 3 party in September 2008 of Valley’s
Fannie Mae eligible conforming loans.
2
Reflects June 30, 2008 MBA data
3
Reflects September 30, 2008 delinquency rates
30 day + Delinquency Rate
Valley Customer Profile
0.13% Unknown Home Equity Loans
18.67%
6.41%
Industry
2
N/A Sub-prime Loans
0.56% Residential Mortgage
Valley
3
rd
1

Net Charge-offs to Average Loans
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
Valley FDIC Insured Commercial Banks
Residential Mortgages
*Valley’s Increase between 1993 – 1997 is mainly attributable to acquisitions
Source – FDIC
Recession

Net Charge-offs to Average Loans
-0.20%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
1.60%
Valley FDIC Insured Commercial Banks
Home Equity
Recession
*Valley’s Increase between 1993 – 1997 is mainly attributable to acquisitions
Source – FDIC

23%
21%
12%
11%
9%
9%
6%
5%
4%
Total Commercial Real Estate - $2,841MM
9% 263 Residential
4% 99 Miscellaneous 11% 322 Mixed Use
5% 145 Specialty 12% 328 Office
6% 159 Healthcare 21% 607 Industrial
9% 255 Apartments 23% 663 Retail
% of Total
Property Type
$ Amount
(Millions) Primary Property Type
% of Total
Property Type
$ Amount
(Millions)
Primary Property Type
Commercial Real Estate
Primary Property Type Composition
* Total CRE loan balance is based on Valley’s internal loan hierarchy structure and does not reflect Call Report reclassifications.
As of 6/30/08

53%
52%
58%
54%
58%
39%
56%
40%
56%
0%
20%
40%
60%
80%
100%
Commercial Real Estate
Primary Property Type Loan to Value
* LTV ratios do not include construction or owner occupied
commercial real estate loans.
As of 6/30/08
58% Residential
56% Miscellaneous 54% Mixed Use
40% Specialty 58% Office
56% Healthcare 52% Industrial
39% Apartments 53% Retail
Weighted Avg.
LTV Primary Property Type
Weighted Avg.
LTV
Primary Property Type

26%
23%
20%
9%
7%
6%
5%
4%
Total Retail Property Types - $663MM
Commercial Real Estate
Retail Property Type Composition
% of Retail
Property
Type
Retail Property Type
% of Retail
Property
Type
Retail Property Type
Auto Dealership
Single Tenant Retail
Multi-Tenanted Retail – No Anchor
Multi-Tenanted Retail - Anchor
9%
20%
23%
26%
4% Private Education Facilities
5% Private & Public Clubs
6% Food Establishments
7% Other
As of 6/30/08

72%
22%
6%
Total Commercial Real Estate - $2,841MM
Total Commercial Real Estate
by Location
$174MM Other States
$636MM New York
$2,031MM New Jersey
Commercial
Real Estate
State
* Total CRE loan balance is based on Valley’s internal loan hierarchy structure and does not reflect Call Report reclassifications
As of 6/30/08

Valley’s New Jersey and Rockland
County Locations
Current Valley branches
Branches under construction
Branches under Construction
Milltown, Middlesex County
North Brunswick, Middlesex County
Freehold, Monmouth County
Montebello, Rockland County

Valley’s New York City Locations
Current Valley branches
Branches under construction
Branches under Construction
4501 13   Avenue, Brooklyn
2054 86   Street, Brooklyn
207 Brighton Beach Avenue, Brooklyn
2902 Avenue U, Brooklyn
111 4   Avenue, Manhattan
107 Liberty Avenue, Queens
69-20 80   Street, Queens
61-80 Grand Avenue, Queens
76-09 Main Street, Queens
th
th
th
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For More Information
Log onto our web site:   www.valleynationalbank.com
Visit our kids site: www.vnbkids.com
E-mail requests to:   dgrenz@valleynationalbank.com
Call Shareholder Relations at: (973) 305-3380
Write to:  Valley National Bank
1455 Valley Road
Wayne, New Jersey 07470
Attn:     Dianne M. Grenz, First Senior Vice President
Director of Shareholder & Public Relations
Log onto our website above or www.sec.gov to obtain free copies of documents filed by Valley with the SEC